Exhibit 4.1

CLASS A COMMON STOCK                                        CLASS A COMMON STOCK

                                  NELNET, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEBRASKA



                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS



This certifies that                                            CUSIP 64031N 10 8



is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE
                               $0.01 PER SHARE, OF

                                  NELNET, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Nebraska and to provisions of the Articles of Incorporation and the By-laws of the Corporation and all amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

            /s/ Michael Dunlap                       /s/ William J. Munn

        CO-CHIEF EXECUTIVE OFFICER                        SECRETARY



COUNTERSIGNED AND REGISTERED:           MELLON INVESTOR SERVICES LLC

                                        TRANSFER AGENT AND REGISTRAR

                                        BY  _______________________________
                                               AUTHORIZED SIGNATURE

        The Corporation shall furnish without charge to any shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or any series thereof and the qualifications, limitations or restriction of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation or to the Transfer Agent and Registrar.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

 TEN COM - as tenants in common           UNIF GIFT MIN ACT - _____Custodian____
 TEN ENT - as tenant by the entireties                       (Cust)      (Minor)
 JT TEN  - as joint tenants with right             under Uniform Gifts to Minors
           of survivorship and not as              Act ________________________
           tenants in common                                   (State)

           Additional abbreviations may also be used though not in the above list.

        For Value Received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________

               X
                 _______________________________________________________________
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

X ________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.